UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
_____________________

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	June 2, 2026

Marsh & McLennan Companies, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5998	36-2668272
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1166 Avenue of the Americas,	New York,	NY	10036
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code	(212)	345-5000
    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
    Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of exchange on which registered
Common Stock, par value $1.00 per share	MRSH	New York Stock Exchange
NYSE Texas
    Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement

On June 2, 2026, Marsh & McLennan Companies, Inc. (the “Company”) and certain of its domestic and foreign subsidiaries entered into a new Amended and Restated 5 Year Credit Agreement, dated as of June 2, 2026, among the Company, as borrower, the designated subsidiaries party thereto as borrowers, Citibank, N.A., as administrative agent, and the lenders from time to time party thereto (the “Credit Agreement”). The Credit Agreement provides for a multi-currency unsecured $4.25 billion five-year revolving credit facility (the “New Facility”). The interest rate on the New Facility is based on Term SOFR plus a fixed margin which varies with the Company’s credit ratings. The New Facility expires in June 2031 and requires the Company to maintain certain coverage and leverage ratios which are tested quarterly. The foregoing summary of the Credit Agreement is only a summary and is subject to, and qualified in its entirety by, the full text of the Credit Agreement, which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

In connection with the New Facility, on June 2, 2026, the Company terminated its multi-currency unsecured $3.5 billion five-year revolving credit facility under the Amended and Restated 5 Year Credit Agreement, dated as of October11, 2023, among the Company, as borrower, the designated subsidiaries party thereto, as borrowers, Citibank, N.A., as administrative agent, and the lenders from time to time party thereto.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On June 2, 2026 the Company entered into the Credit Agreement as described under Item 1.01 above. The description of the Credit Agreement set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 9.01        Financial Statements and Exhibits

(d)        Exhibits

10.1      Amended and Restated 5 Year Credit Agreement, dated as of June 2, 2026, among Marsh & McLennan Companies, Inc. the designated subsidiaries party thereto as borrowers, Citibank N.A., as administrative agent, and the lenders from time to time party thereto.

104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MARSH & McLENNAN COMPANIES, INC.

By:	/s/ Connor Kuratek
Name:	Connor Kuratek
Title:	Deputy General Counsel and Corporate Secretary

Date:    June 3, 2026

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